A STRATEGIC MERGER
DELIVERING COMPELLING VALUE
TO STOCKHOLDERS
Pier Francesco Guarguaglini
Chairman of the Board and Chief Executive Officer
Finmeccanica SpA
Alessandro Pansa
Chief Financial Officer and Co-General Manager
Finmeccanica SpA
Mark S. Newman
Chairman of the Board, President and Chief Executive Officer
DRS Technologies, Inc.
May 13, 2008

AGENDA
• Transaction Highlights
• Strategic Rationale
• Introduction to Finmeccanica
• Opportunities for International Expansion
• Transaction Process
• A Win/Win Combination

SAFE HARBOR
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM
ACT OF 1995: This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. Such statements, including statements relating to Finmeccanica’s and DRS Technologies’
expectations for future financial performance, are not considered historical facts and are considered forward-looking statements under the federal securities laws. These statements may contain words such as “believes,” “anticipates,” “plans,” “expects,”
“intends,” “estimates” or similar expressions. These statements are not guarantees of the companies’ future performance and are subject to risks, uncertainties and other important factors that could cause actual performance or achievements to differ materially from those expressed or implied by these forward-looking statements and include, without limitation, demand and competition for the companies’ products and other risks or uncertainties detailed in DRS’s Securities and Exchange Commission filings. Given these uncertainties, you should not rely on forward-looking statements.
Such forward-looking statements speak only as of the date on which they were made, and the companies undertake no obligations to update any forward-looking statements, whether as a result of new information, future events or otherwise.

TRANSACTION HIGHLIGHTS
Finmeccanica’s Offer $81.00 per DRS share
Consideration 100% cash
Enterprise Value $5.2 billion total consideration
 Includes:
 • $1.2 billion in DRS net debt, following
 conversion of $345 million in
 convertible notes
Break-up Fees $90 million plus expenses
Expected Closing 4Q 2008

TRANSACTION HIGHLIGHTS
A new chapter in DRS’s 40-year history
• Finmeccanica’s offer a compelling price to DRS’s
 stockholders
• Price represents 27% premium to DRS’s closing share
 price on May 7, 2008 and 32% premium to DRS’s 30-
 day average stock price
• Transaction an excellent fit for both DRS and
 Finmeccanica
• Both boards of directors have unanimously approved
 the terms of the agreement

HIGHLY COMPELLING TRANSACTION
BETWEEN 2 INDUSTRY LEADERS
Significant benefits for both DRS and
Finmeccanica
 • Strategic fit for 2 companies with proven track records in
 U.S. and international defense markets
 • Finmeccanica 9th largest defense contractor
 • DRS 21st largest defense contractor
 • Combination creates a top-tier global defense competitor
 with $24 billion in revenues

TRANSFORMATIONAL TRANSACTION
FOR DRS
Significant benefits for DRS
• Dramatically accelerates DRS’ vision of becoming a top-
 tier defense contractor that competes as a prime for
 large defense contracts
• Finmeccanica’s resources will give DRS the ability to bid
 for significant prime defense contracts
• Finmeccanica’s global presence also will allow DRS
 increased access to international markets
• DRS to retain name and operate as autonomous
 subsidiary under Special Security Agreement (SSA)

INTRODUCTION TO FINMECCANICA
• Public holding group of diverse aerospace, defense and
 security businesses
 • Headquartered in Rome, with major facilities in the U.S.,
 U.K. and around the globe
 • Trades on Milan Stock Exchange under the symbol FNC
 • Over 60,000 employees worldwide
 • Over 2,000 employees in 32 U.S. facilities
• Ranked 9th largest defense and security firm in the world
• $21 billion in 2007 revenues

HIGH IMPACT TRANSACTION FOR
FINMECCANICA
Significant benefits for Finmeccanica
• Finmeccanica immediately gains strong foothold in U.S.
 defense market with acquisition of leading U.S. defense
 contractor
• Strong opportunities to leverage DRS’s core competencies in international markets
• Complementary units will create opportunities for expanded roles in the international defense market, particularly in:
 • Land and naval systems
 • Mission avionics
 • Simulation and training
 • Integrated logistics support services

Kuwait
Border Defense
U.S. & Canada
National Defense &
Homeland Security
South America
National Defense
Africa
Communications
Networks/Infrastructure
South Korea
Border Defense
Japan
National & Border
Defense
U.K.
Ground vehicle &
naval equipment
India
National &
Border Defense
Eastern Europe
National & Border
Defense
Israel, Egypt,
Jordan, Saudi
Arabia, UAE
National &
Border Defense
OPPORTUNITIES FOR
INTERNATIONAL EXPANSION

TRANSACTION PROCESS
• Subject to approval by DRS stockholders, regulatory
 approvals and other closing conditions
 • CFIUS and DSS reviews
• Committed financing provided to Finmeccanica by 4
 major financial institutions
• Expecting 4Q 2008 closing

FINANCING
Syndicated Loan Facilities
 • Transaction to be initially funded through €3.2 billion Bridge
 Bank Financing and cash on hand
Capital Increase
 • Capital increase transaction to be carried out in proximity of merger closing or earlier, at terms to be defined
 • 42 million share non-rights offering already approved by
 General Shareholder Meeting
Non-Strategic Asset Disposals
 • Sale of a stake of Ansaldo Energia through IPO, in line with
 Finmeccanica’s strategy to gradually lower exposure in non-
 core assets
 • Divestiture of other assets
Additional Debt
 • Allocated against both Finmeccanica and DRS Technologies
 cash flow

A WIN/WIN COMBINATION
• Accelerates DRS’ vision of becoming a top-
 tier defense contractor that can compete as
 a prime for large contracts
• Firmly establishes Finmeccanica’s position as
 a leading contractor in U.S. defense market

QUESTIONS

ADDITIONAL INFORMATION
ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT: DRS Technologies intends to file with the U.S. Securities and Exchange Commission a proxy statement to stockholders of DRS Technologies and other relevant documents in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF DRS
TECHNOLOGIES ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS IF AND WHEN
THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FINMECCANICA, DRS
TECHNOLOGIES AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of these materials (when they are available) and other documents filed with the U.S. Securities and Exchange Commission at the U.S. Securities and Exchange Commission’s web site at http://www.sec.gov. A free copy of the proxy statement, when it becomes available, also may be obtained from DRS Technologies, 5 Sylvan Way, Parsippany, NJ 07054, Attn:
Investor Relations. Investors and security holders may access copies of the documents filed with the U.S. Securities and Exchange Commission by DRS Technologies on its web site at http://www.drs.com.
PARTICIPANTS IN SOLICITATION: Finmeccanica, DRS Technologies and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the proposed transaction. Information regarding DRS Technologies’ directors and executive officers is available in its proxy statement filed with the U.S. Securities and Exchange Commission by DRS Technologies on July
3, 2007. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the proxy statement and other relevant materials to be filed with the U.S. Securities and Exchange Commission when they become available.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.